Exhibit 99.1

Hain Celestial Reports Third Quarter Fiscal Year 2020 Financial Results

Third Quarter 2020 Results Exceed Expectations and 2020 Fiscal Year Guidance Raised

Company Returns to Top Line Growth

Bought Back 2.3% of Shares Outstanding During the Third Quarter

Lake Success, NY, May 7, 2020—The Hain Celestial Group, Inc. (Nasdaq: HAIN) (“Hain Celestial”, “Hain” or the “Company”), a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East providing consumers with A Healthier Way of Life™, today reported financial results for the third quarter ended March 31, 2020. The results contained herein are presented with the Hain Pure Protein and Tilda operating segments being treated as discontinued operations.

Mark L. Schiller, Hain Celestial’s President and Chief Executive Officer, commented, “I am pleased to be raising our full year guidance for 2020 as third quarter financial performance exceeded our previous guidance and is expected to show continuing strength in the current quarter. With our transformation plan taking hold and food-at-home consumption accelerating, Hain Celestial’s natural and organic product offerings resonated with consumers, resulting in year-over-year growth in third quarter net sales, the first such increase since fiscal 2018.”

Schiller continued, “Across our organization, we are taking necessary safety measures to best manage our business in the current operating environment as we continue to deliver against our transformational strategic plan. I am proud of how Hain associates across the globe rose to the occasion to partner with our valued customers and suppliers to deliver for our consumers and local communities in the face of unprecedented global challenges. As a result of the actions we have taken, we are well positioned to manage through this unprecedented crisis and emerge an even stronger company.”

FINANCIAL HIGHLIGHTS1

Summary of Third Quarter Results from Continuing Operations2
•Net sales increased 1% to $553.3 million or 2% on a constant currency basis compared to the prior year period.
•When adjusted for Foreign Exchange, Divestitures and Stock Keeping Unit (“SKU”) rationalization3, net sales increased 6% compared to the prior year period.
•Gross margin of 23.9%, a 324 basis point increase from the prior year period.
•Adjusted gross margin of 24.3%, a 282 basis point increase from the prior year period.
•Operating income of $19.1 million compared to $19.0 million in the prior year period.
•Adjusted operating income of $45.7 million compared to $34.0 million in the prior year period.
•Net income of $25.0 million compared to $8.8 million in the prior year period.
•Adjusted net income of $28.8 million compared to $20.2 million in prior year period.
•Adjusted EBITDA of $60.7 million compared to $49.1 million in the prior year period.
•Adjusted EBITDA margin of 11.0%, a 199 basis point increase compared to the prior year period.
•Earnings per diluted share (“EPS”) of $0.24 compared to $0.08 in the prior year period.
•Adjusted EPS of $0.28 compared to $0.19 in the prior year period.
•Repurchased 2.4 million shares, or 2.3% of the outstanding common stock, at an average price of $23.52 per share.

1This press release includes certain non-GAAP financial measures, which are intended to supplement, not substitute for, comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided herein in the tables “Reconciliation of GAAP Results to Non-GAAP Measures.”
2Unless otherwise noted all results included in this press release are from continuing operations.
3Refer to “Net Sales Growth at Constant Currency" and "Adjusted for Divestitures and SKU Rationalization” provided herein.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

SEGMENT HIGHLIGHTS FROM CONTINUING OPERATIONS

Historically, the Company had three reportable segments: United States, United Kingdom and Rest of World. Effective July 1, 2019, the Company reassessed its segment reporting structure, pursuant to which the Company’s Canada and Hain Ventures operating segments, which were included within the Rest of World reportable segment, were moved to the United States reportable segment and renamed the North America segment. Additionally, the Europe operating segment, which was included in the Rest of World reportable segment, was combined with the United Kingdom reportable segment and renamed the International reportable segment. Accordingly, the Company now operates under two reportable segments: North America and International. Prior period segment information included herein has been adjusted to reflect the Company’s new reporting structure.

North America
North America net sales in the third quarter were $320.4 million, an increase of 2% compared to the prior year period. When adjusted for Divestitures and SKU rationalization3, net sales increased 9% from the prior year period.

Segment gross profit in the third quarter was $82.6 million, a 21% increase from the prior year period. Adjusted gross profit was $84.5 million, an increase of 18% from the prior year period. Gross margin was 25.8%, a 415 basis point increase from the prior year period and adjusted gross margin was 26.4%, a 351 basis point increase from the prior year.

Segment operating income in the third quarter was $28.9 million, a 35% increase from the prior year period. Adjusted operating income was $38.1 million, a 44% increase from the prior year period.

Adjusted EBITDA was $42.9 million, a 36% increase from the prior year period. As a percentage of sales on a constant currency basis, North America adjusted EBITDA margin was 13.4%, a 338 basis point increase from the prior year period.

International
International net sales in the third quarter were $232.9 million, flat when compared to the prior year period. When adjusted for Foreign Exchange, Divestitures and SKU rationalization3, net sales increased 2% compared to the prior year period.

Segment gross profit in the third quarter was $49.8 million, a 10% increase from the prior year period. Adjusted gross profit was $49.8 million, an increase of 9% from the prior year period. Gross margin was 21.4%, a 197 basis point increase from the prior year period and adjusted gross margin was 21.4%, a 184 basis point increase from the prior year period.

Segment operating income in the third quarter was $18.7 million, a 6% decrease from the prior year period. Adjusted operating income was $23.2 million, an increase of 11% from the prior year period.

Adjusted EBITDA was $30.9 million, a 7% increase from the prior year period. As a percentage of sales on a constant currency basis, International adjusted EBITDA margin was 13.3%, an 89 basis point increase from the prior year period.

CAPITAL MANAGEMENT

During the month of March, the Company repurchased 2.4 million shares, or 2.3% of the outstanding common stock, at an average price of $23.52 per share for a total of $57.4 million, excluding commissions. As of March 31, 2020, the Company had $192.6 million remaining authorization under the share repurchase program.

SALE OF RUDI’S BAKERY

Effective May 1, 2020, the Company has completed the divestiture of the Rudi’s Gluten Free BakeryTM and Rudi’s Organic Bakery® brands to an affiliate of Promise Gluten Free. Details of the transaction were not disclosed.
FISCAL YEAR 2020 GUIDANCE

The Company now expects all profit metrics for the full year ending June 30, 2020 to be higher than their previously provided ranges as a result of the ongoing execution of our transformation plan and higher food-at-home consumption related to the COVID-19 pandemic. The Company acknowledges that the magnitude and duration of increased

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

demand remains uncertain and a challenge it faces as a result of the pandemic is its ability to maintain the level of supply needed to keep up with the increased demand. Hain Celestial’s outlook assumes its supply chain continues to operate with minimal disruption for the remainder of fiscal 2020. The Company is raising its annual guidance for continuing operations for fiscal year 2020 as follows:

Fiscal Year 2020
	Reported	Constant Currency
Adjusted EBITDA	$190 Million to $200 Million	$195 Million to $205 Million
% Growth	+15% to +21%	+18% to +24%
Adjusted EPS	$0.75 to $0.82	$0.78 to $0.85
% Growth	+25% to +37%	+30% to +42%

Guidance, where adjusted, is provided on a non-GAAP basis and excludes: acquisition and divestiture related expenses; integration charges; restructuring charges, start-up costs, consulting fees and other costs associated with the Company’s productivity and transformation initiatives; unrealized net foreign currency gains or losses; and other non-recurring items that may be incurred during the Company’s fiscal year 2020, which the Company will continue to identify as it reports its future financial results. Guidance also excludes the impact of any future acquisitions, divestitures, or share repurchases.

The Company cannot reconcile its expected Adjusted EBITDA to net income or adjusted earnings per diluted share to earnings per diluted share under “Fiscal Year 2020 Guidance” without unreasonable effort because certain items that impact net income and other reconciling metrics are out of the Company’s control and/or cannot be reasonably predicted at this time.

Contact:
Katie Turner
ICR
646-277-1228

Webcast Presentation
Hain Celestial will host a conference call and webcast today at 8:30 AM Eastern Time to discuss its results and business outlook. The call will be webcast and the accompanying presentation will be available under the Investor Relations section of the Company’s website at www.hain.com.

About The Hain Celestial Group, Inc.
The Hain Celestial Group (Nasdaq: HAIN), headquartered in Lake Success, NY, is a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East. Hain Celestial participates in many natural categories with well-known brands that include Almond Dream®, Bearitos®, Better Bean®, BluePrint®, Celestial Seasonings®, Clarks™, Coconut Dream®, Cully & Sully®, Danival®, DeBoles®, Earth's Best®, Ella's Kitchen®, Farmhouse Fare™, Frank Cooper's®, Gale's®, Garden of Eatin'®, GG UniqueFiber™, Hain Pure Foods®, Hartley's®, Health Valley®, Imagine™, Johnson's Juice Co.™, Joya®, Lima®, Linda McCartney® (under license), MaraNatha®, Mary Berry (under license), Natumi®, New Covent Garden Soup Co.®, Orchard House®, Rice Dream®, Robertson's®, Sensible Portions®, Spectrum® Organics, Soy Dream®, Sun-Pat®, Sunripe®, Terra®, The Greek Gods®, Walnut Acres®, Yorkshire Provender®, Yves Veggie Cuisine® and William's™. The Company's personal care products are marketed under the Alba Botanica®, Avalon Organics®, Earth's Best®, JASON®, Live Clean® and Queen Helene® brands.

Safe Harbor Statement
Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan”, “continue”, “expect”, “anticipate”, “intend”, “predict”, “project”, “estimate”, “likely”, “believe”, “might”, “seek”, “may”, “will”, “remain”, “potential”, “can”, “should”, “could”, “future” and similar expressions, or the negative of those expressions, or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of the Company’s strategic initiatives, including productivity and transformation, the Company’s Guidance for Fiscal Year 2020 and our future performance and results of operations.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Such factors include, among others, challenges and uncertainty resulting from the COVID-19 pandemic, the impact of competitive products and changes to the competitive environment, changes to consumer preferences, the United Kingdom’s exit from the European Union, consolidation of customers or the loss of a significant customer, reliance on independent distributors, general economic and financial market conditions, risks associated with our international sales and operations, our ability to manage our supply chain effectively, volatility in the cost of commodities, ingredients, freight and fuel, our ability to execute and realize cost savings initiatives, including SKU rationalization plans, the impact of our debt and our credit agreements on our financial condition and our business, our ability to manage our financial reporting and internal control system processes, potential liabilities due to legal claims, government investigations and other regulatory enforcement actions, costs incurred due to pending and future litigation, potential liability, including in connection with indemnification obligations to our current and former officers and members of our Board of Directors that may not be covered by insurance, potential liability if our products cause illness or physical harm, impairments in the carrying value of goodwill or other intangible assets, our ability to consummate divestitures, our ability to integrate past acquisitions, the availability of organic ingredients, disruption of operations at our manufacturing facilities, loss of one or more independent co-packers, disruption of our transportation systems, risks relating to the protection of intellectual property, the risk of liabilities and claims with respect to environmental matters, the reputation of our brands, our reliance on independent certification for a number of our products, and other risks detailed from time-to-time in the Company’s reports filed with the United States Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and our subsequent reports on Forms 10-Q and 8-K. As a result of the foregoing and other factors, the Company cannot provide any assurance regarding future results, levels of activity and achievements of the Company, and neither the Company nor any person assumes responsibility for the accuracy and completeness of these statements. All forward-looking statements contained herein apply as of the date hereof or as of the date they were made and, except as required by applicable law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflects changes in underlying assumptions or factors of new methods, future events or other changes.
Non-GAAP Financial Measures
This press release and the accompanying tables include non-GAAP financial measures, including net sales adjusted for the impact of Foreign Exchange, Divestitures and certain other items, including SKU rationalization, as applicable in each case, adjusted operating income, adjusted gross margin, adjusted net income, adjusted earnings per diluted share, Adjusted EBITDA and operating free cash flow. The reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures are presented in the tables “Reconciliation of GAAP Results to Non-GAAP Measures” for the three and nine months ended March 31, 2020 and 2019 in the paragraphs below. Management believes that the non-GAAP financial measures presented provide useful additional information to investors about current trends in the Company’s operations and are useful for period-over-period comparisons of operations. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. They should be read only in connection with the Company’s Consolidated Statements of Operations presented in accordance with GAAP.

The Company defines Operating Free Cash Flow as cash provided by or used in operating activities from continuing operations (a GAAP measure) less capital expenditures. The Company views Operating Free Cash Flow as an important measure because it is one factor in evaluating the amount of cash available for discretionary investments.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

For the three and nine months ended March 31, 2020 and 2019, Operating Free Cash Flow from continuing operations was calculated as follows:

	Three Months Ended March 31,		Nine Months Ended March 31,
	2020	2019	2020	2019
	(unaudited and in thousands)

Cash flow provided by operating activities - continuing operations	$46,944	$18,335	$64,092	$18,331
Purchases of property, plant and equipment	(17,624)	(14,075)	(46,961)	(55,073)
Operating Free Cash Flow - continuing operations	$29,320	$4,260	$17,131	$(36,742)

The Company’s Operating Free Cash Flow from continuing operations was $29.3 million for the three months ended March 31, 2020, an increase of $25.1 million from the three months ended March 31, 2019. The Company’s Operating Free Cash Flow from continuing operations was $17.1 million for the nine months ended March 31, 2020, an increase of $53.9 million from the nine months ended March 31, 2019. The improvement in Operating Free Cash Flow resulted primarily from an improvement in net income adjusted for non-cash charges in the current year and a decrease in cash used in working capital accounts.
The Company believes presenting net sales at constant currency provides useful information to investors because it provides transparency to underlying performance in the Company’s consolidated net sales by excluding the effect that foreign currency exchange rate fluctuations have on period-to-period comparability given the volatility in foreign currency exchange markets. To present this information for historical periods, current period net sales for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average monthly exchange rates in effect during the corresponding period of the prior fiscal year, rather than at the actual average monthly exchange rate in effect during the current period of the current fiscal year. As a result, the foreign currency impact is equal to the current year results in local currencies multiplied by the change in average foreign currency exchange rate between the current fiscal period and the corresponding period of the prior fiscal year.

The Company provides net sales adjusted for constant currency, divestitures, and certain other items including SKU rationalization, as applicable in each case, to understand the growth rate of net sales excluding the impact of such items. The Company’s management believes net sales adjusted for such items is useful to investors because it enables them to better understand the growth of our business from period-to-period.

The Company defines Adjusted EBITDA as net income (loss) before income taxes, net interest expense, depreciation and amortization, impairment of long-lived and intangible assets, equity in net loss of equity-method investees, stock-based compensation, net, stock-based compensation expense in connection with the Company’s former CEO Succession Plan, Productivity and transformation costs, SKU rationalization and certain inventory write-downs, unrealized currency gains and losses and other adjustments. The Company’s management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company as well as a component of performance-based executive compensation.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

For the three and nine months ended March 31, 2020 and 2019, Adjusted EBITDA from continuing operations was calculated as follows:

	Three Months Ended March 31,		Nine Months Ended March 31,
	2020	2019	2020	2019
	(unaudited and in thousands)

Net income (loss)	$24,339	$(65,837)	$(83,646)	$(169,763)
Net loss from discontinued operations	(697)	(74,620)	(105,581)	(123,672)
Net income (loss) from continuing operations	$25,036	$8,783	21,935	$(46,091)

(Benefit) provision for income taxes	(10,242)	2,943	(9,753)	(1,926)
Interest expense, net	3,332	5,278	11,884	13,966
Depreciation and amortization	12,927	12,483	40,069	37,548
Equity in net loss of equity-method investees	564	205	1,219	391
Stock-based compensation, net	3,761	3,927	9,581	5,489
Stock-based compensation expense in connection with Chief Executive Officer Succession Agreement	—	—	—	429
Long-lived asset and intangibles impairment	13,525	—	15,414	23,709
Unrealized currency (gains) losses	(1,011)	1,522	188	2,551
Productivity and transformation costs	10,967	9,259	37,402	29,464
Chief Executive Officer Succession Plan expense, net	—	455	—	29,727
Proceeds from insurance claim	(400)	—	(2,962)	—
Accounting review and remediation costs, net of insurance proceeds	—	—	—	4,334
Warehouse/manufacturing facility start-up costs	537	3,222	3,055	9,529
Loss on sale of business	332	—	2,115	—
SKU rationalization and inventory write-down	1,362	505	5,278	2,035
Plant closure related costs	—	184	2,354	3,502
Litigation and related expenses	—	371	48	1,062
Adjusted EBITDA	$60,690	$49,137	$137,827	$115,719

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales, Gross Profit and Operating Income (Loss) by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Total
Net Sales
Net sales - Three months ended 3/31/20	$320,440	$232,857	$—	$553,297
Net sales - Three months ended 3/31/19	$314,321	$232,936	$—	$547,257
% change - FY'20 net sales vs. FY'19 net sales	1.9%	—%		1.1%

Gross Profit
Three months ended 3/31/20
Gross profit	$82,626	$49,769	$—	$132,395
Non-GAAP adjustments (1)	1,873	—	—	1,873
Adjusted gross profit	$84,499	$49,769	$—	$134,268
Gross margin	25.8%	21.4%		23.9%
Adjusted gross margin	26.4%	21.4%		24.3%

Three months ended 3/31/19
Gross profit	$68,014	$45,194	$—	$113,208
Non-GAAP adjustments (1)	3,845	308	—	4,153
Adjusted gross profit	$71,859	$45,502	$—	$117,361
Gross margin	21.6%	19.4%		20.7%
Adjusted gross margin	22.9%	19.5%		21.4%

Operating income (loss)
Three months ended 3/31/20
Operating income (loss)	$28,873	$18,660	$(28,398)	$19,135
Non-GAAP adjustments (1)	9,202	4,512	12,824	26,538
Adjusted operating income (loss)	$38,075	$23,172	$(15,574)	$45,673
Operating income margin	9.0%	8.0%		3.5%
Adjusted operating income margin	11.9%	10.0%		8.3%

Three months ended 3/31/19
Operating income (loss)	$21,358	$19,883	$(22,249)	$18,992
Non-GAAP adjustments (1)	5,109	975	8,955	15,039
Adjusted operating income (loss)	$26,467	$20,858	$(13,294)	$34,031
Operating income margin	6.8%	8.5%		3.5%
Adjusted operating income margin	8.4%	9.0%		6.2%

(1) See accompanying table of "Reconciliation of GAAP Results to Non-GAAP Measures"

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales, Gross Profit and Operating Income (Loss) by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Total
Net Sales
Net sales - Nine months ended 3/31/20	$872,834	$669,323	$—	$1,542,157
Net sales - Nine months ended 3/31/19	$911,086	$688,215	$—	$1,599,301
% change - FY'20 net sales vs. FY'19 net sales	(4.2)%	(2.7)%		(3.6)%

Gross Profit
Nine months ended 3/31/20
Gross profit	$209,956	$125,877	$—	$335,833
Non-GAAP adjustments (1)	8,037	2,666	—	10,703
Adjusted gross profit	$217,993	$128,543	$—	$346,536
Gross margin	24.1%	18.8%		21.8%
Adjusted gross margin	25.0%	19.2%		22.5%

Nine months ended 3/31/19
Gross profit	$175,048	$128,419	$—	$303,467
Non-GAAP adjustments (1)	12,644	2,665	—	15,309
Adjusted gross profit	$187,692	$131,084	$—	$318,776
Gross margin	19.2%	18.7%		19.0%
Adjusted gross margin	20.6%	19.0%		19.9%

Operating income (loss)
Nine months ended 3/31/20
Operating income (loss)	$64,067	$40,666	$(73,952)	$30,781
Non-GAAP adjustments (1)	18,063	10,503	32,775	61,341
Adjusted operating income (loss)	$82,130	$51,169	$(41,177)	$92,122
Operating income margin	7.3%	6.1%		2.0%
Adjusted operating income margin	9.4%	7.6%		6.0%

Nine months ended 3/31/19
Operating income (loss)	$35,427	$40,696	$(105,975)	$(29,852)
Non-GAAP adjustments (1)	18,930	11,264	75,074	105,268
Adjusted operating income (loss)	$54,357	$51,960	$(30,901)	$75,416
Operating income (loss) margin	3.9%	5.9%		(1.9)%
Adjusted operating income margin	6.0%	7.5%		4.7%

(1) See accompanying table of "Reconciliation of GAAP Results to Non-GAAP Measures"

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Balance Sheets
(unaudited and in thousands)

	March 31,	June 30,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$41,549	$31,017
Accounts receivable, net	237,719	209,990
Inventories	238,133	299,341
Prepaid expenses and other current assets	86,653	51,391
Current assets of discontinued operations	—	110,048
Total current assets	604,054	701,787
Property, plant and equipment, net	287,629	287,845
Goodwill	861,067	875,881
Trademarks and other intangible assets, net	355,714	380,286
Investments and joint ventures	18,103	18,890
Operating lease right-of-use assets	81,959	—
Other assets	27,611	58,764
Noncurrent assets of discontinued operations	—	259,167
Total assets	$2,236,137	$2,582,620

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$181,783	$219,957
Accrued expenses and other current liabilities	118,405	114,265
Current portion of long-term debt	2,041	17,232
Current liabilities of discontinued operations	—	31,703
Total current liabilities	302,229	383,157
Long-term debt, less current portion	363,526	613,537
Deferred income taxes	40,136	34,757
Operating lease liabilities, noncurrent portion	74,937	—
Other noncurrent liabilities	16,261	14,489
Noncurrent liabilities of discontinued operations	—	17,361
Total liabilities	797,089	1,063,301
Stockholders' equity:
Common stock	1,092	1,088
Additional paid-in capital	1,168,378	1,158,257
Retained earnings	610,932	695,017
Accumulated other comprehensive loss	(172,403)	(225,004)
	1,607,999	1,629,358
Treasury stock	(168,951)	(110,039)
Total stockholders' equity	1,439,048	1,519,319
Total liabilities and stockholders' equity	$2,236,137	$2,582,620

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Operations
(unaudited and in thousands, except per share amounts)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2020	2019	2020	2019
Net sales	$553,297	$547,257	$1,542,157	$1,599,301
Cost of sales	420,902	434,049	1,206,324	1,295,834
Gross profit	132,395	113,208	335,833	303,467
Selling, general and administrative expenses	85,447	81,088	245,205	235,561
Amortization of acquired intangibles	3,174	3,265	9,446	9,946
Productivity and transformation costs	11,514	9,408	37,949	29,613
Chief Executive Officer Succession Plan expense, net	—	455	—	30,156
Proceeds from insurance claim	(400)	—	(2,962)	—
Accounting review and remediation costs, net of insurance proceeds	—	—	—	4,334
Long-lived asset and intangibles impairment	13,525	—	15,414	23,709
Operating income (loss)	19,135	18,992	30,781	(29,852)
Interest and other financing expense, net	4,037	5,994	15,068	15,736
Other (income) expense, net	(260)	1,067	2,312	2,038
Income (loss) from continuing operations before income taxes and equity in net loss of equity-method investees	15,358	11,931	13,401	(47,626)
(Benefit) provision for income taxes	(10,242)	2,943	(9,753)	(1,926)
Equity in net loss of equity-method investees	564	205	1,219	391
Net income (loss) from continuing operations	$25,036	$8,783	$21,935	$(46,091)
Net loss from discontinued operations, net of tax	(697)	(74,620)	(105,581)	(123,672)
Net income (loss)	$24,339	$(65,837)	$(83,646)	$(169,763)

Net income (loss) per common share(1):
Basic net income (loss) per common share from continuing operations	$0.24	$0.08	$0.21	$(0.44)
Basic net loss per common share from discontinued operations	(0.01)	(0.72)	(1.01)	(1.19)
Basic net income (loss) per common share	$0.23	$(0.63)	$(0.80)	$(1.63)

Diluted net income (loss) per common share from continuing operations	$0.24	$0.08	$0.21	$(0.44)
Diluted net loss per common share from discontinued operations	(0.01)	(0.72)	(1.01)	(1.19)
Diluted net income (loss) per common share	$0.23	$(0.63)	$(0.80)	$(1.63)

Shares used in the calculation of net income (loss) per common share:
Basic	104,032	104,117	104,192	104,045
Diluted	104,337	104,334	104,489	104,045

(1) Net income (loss) per common share may not add in certain periods due to rounding.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Cash Flows
(unaudited and in thousands)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2020	2019	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$24,339	$(65,837)	$(83,646)	$(169,763)
Net loss from discontinued operations	(697)	(74,620)	(105,581)	(123,672)
Net income (loss) from continuing operations	25,036	8,783	21,935	$(46,091)
Adjustments to reconcile net income (loss) from continuing operations to net cash provided by operating activities from continuing operations:
Depreciation and amortization	12,927	12,483	40,069	37,548
Deferred income taxes	(3,880)	(1,858)	(9,035)	(24,524)
Chief Executive Officer Succession Plan expense, net	—	455	—	29,727
Equity in net loss of equity-method investees	564	205	1,219	391
Stock-based compensation, net	3,761	3,927	9,581	5,918
Long-lived asset and intangibles impairment	13,525	—	15,414	23,709
Other non-cash items, net	(326)	2,412	2,335	3,697
Increase (decrease) in cash attributable to changes in operating assets and liabilities:
Accounts receivable	(38,410)	(14,006)	(30,870)	(4,466)
Inventories	37,891	17,378	47,280	11,630
Other current assets	8,407	1,305	10,302	(223)
Other assets and liabilities	76	612	(1,166)	5,206
Accounts payable and accrued expenses	(12,627)	(13,361)	(42,972)	(24,191)
Net cash provided by operating activities - continuing operations	46,944	18,335	64,092	18,331
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(17,624)	(14,075)	(46,961)	(55,073)
Proceeds from sale of businesses and other	1,308	—	14,428	3,863
Net cash used in investing activities - continuing operations	(16,316)	(14,075)	(32,533)	(51,210)
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under bank revolving credit facility	50,000	90,000	197,000	240,000
Repayments under bank revolving credit facility	(9,000)	(49,145)	(254,500)	(186,791)
Repayments under term loan	—	(3,750)	(206,250)	(11,250)
(Funding of) proceeds from discontinued operations entities	(4,682)	(47,365)	305,247	(33,815)
Repayments of other debt, net	(1,001)	(1,088)	(1,502)	(1,689)
Share repurchases	(57,406)	—	(57,406)	—
Shares withheld for payment of employee payroll taxes	(522)	(149)	(1,506)	(3,071)
Net cash (used in) provided by financing activities - continuing operations	(22,611)	(11,497)	(18,917)	3,384
Effect of exchange rate changes on cash - continuing operations	(3,492)	718	(2,110)	(774)
CASH FLOWS FROM DISCONTINUED OPERATIONS
Cash (used in) provided by operating activities	(459)	(10,768)	(6,146)	(13,627)
Cash (used in) provided by investing activities	(4,223)	(30,089)	297,592	(33,561)
Cash provided by (used in) financing activities	4,682	34,999	(299,418)	30,582
Effect of exchange rate changes on cash - discontinued operations	—	26	(537)	(451)
Net cash flows used in discontinued operations	—	(5,832)	(8,509)	(17,057)
Net increase (decrease) in cash and cash equivalents	4,525	(12,351)	2,023	(47,326)
Cash and cash equivalents at beginning of period	37,024	78,043	39,526	113,018
Cash and cash equivalents and restricted cash at end of period	$41,549	$65,692	$41,549	$65,692
Less: cash and cash equivalents of discontinued operations	—	(11,263)	—	$(11,263)
Cash and cash equivalents and restricted cash of continuing operations at end of period	$41,549	$54,429	$41,549	$54,429

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures
(unaudited and in thousands)

	Three Months Ended March 31,
	2020 GAAP	Adjustments	2020 Adjusted	2019 GAAP	Adjustments	2019 Adjusted
Net sales	$553,297	$—	$553,297	$547,257	$—	$547,257
Cost of sales	420,902	(1,873)	419,029	434,049	(4,153)	429,896
Gross profit	132,395	1,873	134,268	113,208	4,153	117,361
Operating expenses (a)	102,146	(13,551)	88,595	84,353	(1,023)	83,330
Productivity and transformation costs	11,514	(11,514)	—	9,408	(9,408)	—
Chief Executive Officer Succession Plan expense, net	—	—	—	455	(455)	—
Proceeds from insurance claims	(400)	400	—	—	—	—
Operating income	19,135	26,538	45,673	18,992	15,039	34,031
Interest and other expense (income), net (b)	3,777	679	4,456	7,061	(1,522)	5,539
(Benefit) provision for income taxes	(10,242)	22,129	11,887	2,943	5,136	8,079
Net income from continuing operations	25,036	3,730	28,766	8,783	11,425	20,208
Net (loss) income from discontinued operations, net of tax	(697)	697	—	(74,620)	74,620	—
Net income (loss)	24,339	4,427	28,766	(65,837)	86,045	20,208

Diluted net income per common share from continuing operations	0.24	0.04	0.28	0.08	0.11	0.19
Diluted net (loss) income per common share from discontinued operations	(0.01)	0.01	—	(0.72)	0.72	—
Diluted net income (loss) per common share	0.23	0.04	0.28	(0.63)	0.82	0.19

(a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other expense (income), net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures
(unaudited and in thousands)

Detail of Adjustments:
	Three Months Ended March 31,
	2020	2019
SKU rationalization and inventory write-down	$1,362	$505
Warehouse/manufacturing facility start-up costs	511	3,222
Plant closure related costs	—	426
Cost of sales	1,873	4,153

Gross profit	1,873	4,153

Intangibles impairment	7,650	—
Long-lived asset impairment	5,875	—
Warehouse/manufacturing facility start-up costs	26	—
Stock-based compensation acceleration	—	583
Litigation and related expenses	—	371
Plant closure related costs	—	69
Operating expenses(a)	13,551	1,023

Productivity and transformation costs	11,514	9,408
Productivity and transformation costs	11,514	9,408

Chief Executive Officer Succession Plan expense, net	—	455
Chief Executive Officer Succession Plan expense, net	—	455

Proceeds from insurance claims	(400)	—
Proceeds from insurance claims	(400)	—

Operating income	26,538	15,039

Unrealized currency (gains) losses	(1,011)	1,522
Loss on sale of business	332	—
Interest and other expense (income), net (b)	(679)	1,522

Income tax related adjustments	(22,129)	(5,136)
(Benefit) provision for income taxes	(22,129)	(5,136)

Net income from continuing operations	$3,730	$11,425

(a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other expense (income), net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures
(unaudited and in thousands)

	Nine Months Ended March 31,
	2020 GAAP	Adjustments	2020 Adjusted	2019 GAAP	Adjustments	2019 Adjusted
Net sales	$1,542,157	$—	$1,542,157	$1,599,301	$—	$1,599,301
Cost of sales	1,206,324	(10,703)	1,195,621	1,295,834	(15,309)	1,280,525
Gross profit	335,833	10,703	346,536	303,467	15,309	318,776
Operating expenses (a)	270,065	(15,651)	254,414	269,216	(25,857)	243,359
Productivity and transformation costs	37,949	(37,949)	—	29,613	(29,613)	—
Chief Executive Officer Succession Plan expense, net	—	—	—	30,156	(30,156)	—
Proceeds from insurance claim	(2,962)	2,962	—	—	—	—
Accounting review and remediation costs, net of insurance proceeds	—	—	—	4,334	(4,334)	—
Operating income (loss)	30,781	61,341	92,122	(29,852)	105,269	75,416
Interest and other expense (income), net (b)	17,380	(3,278)	14,102	17,774	(2,551)	15,223
(Benefit) provision for income taxes	(9,753)	31,818	22,065	(1,926)	19,537	17,611
Net income (loss) from continuing operations	21,935	32,801	54,736	(46,091)	88,283	42,192
Net (loss) income from discontinued operations, net of tax	(105,581)	105,581	—	(123,672)	123,672	—
Net (loss) income	(83,646)	138,382	54,736	(169,763)	211,955	42,192

Diluted net income (loss) per common share from continuing operations	0.21	0.31	0.52	(0.44)	0.85	0.41
Diluted net (loss) income per common share from discontinued operations	(1.01)	1.01	—	(1.19)	1.19	—
Diluted net (loss) income per common share	(0.80)	1.32	0.52	(1.63)	2.04	0.41

(a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other expense (income), net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures
(unaudited and in thousands)

Detail of Adjustments:
	Nine Months Ended March 31,
	2020	2019
SKU rationalization and inventory write-down	$5,278	$2,035
Warehouse/manufacturing facility start-up costs	2,866	9,529
Plant closure related costs	2,559	3,745
Cost of sales	10,703	15,309

Gross profit	10,703	15,309

Intangibles impairment	9,539	17,900
Long-lived asset impairment	5,875	5,809
Warehouse/manufacturing facility start-up costs	189	—
Litigation and related expenses	48	1,062
Plant closure related costs	—	503
Stock-based compensation acceleration	—	583
Operating expenses(a)	15,651	25,857

Productivity and transformation costs	37,949	29,613
Productivity and transformation costs	37,949	29,613

Chief Executive Officer Succession Plan expense, net	—	30,156
Chief Executive Officer Succession Plan expense, net	—	30,156

Proceeds from insurance claims	(2,962)	—
Proceeds from insurance claims	(2,962)	—

Accounting review and remediation costs, net of insurance proceeds	—	4,334
Accounting review and remediation costs, net of insurance proceeds	—	4,334

Operating income (loss)	61,341	105,269

Gain on sale of business	2,115	—
Unrealized currency losses	188	2,551
Deferred financing cost write-off	975	—
Interest and other expense (income), net (b)	3,278	2,551

Income tax related adjustments	(31,818)	(19,537)
(Benefit) provision for income taxes	(31,818)	(19,537)

Net income (loss) from continuing operations	$32,801	$88,283
a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other expense (income), net includes interest and other financing expenses, net and other expense, net.31

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales Growth at Constant Currency
(unaudited and in thousands)

	Hain Consolidated	North America	International
Net sales - Three months ended 3/31/20	$553,297	$320,440	$232,857
Impact of foreign currency exchange	5,572	477	5,095
Net sales on a constant currency basis - Three months ended 3/31/20	$558,869	$320,917	$237,952

Net sales - Three months ended 3/31/19	$547,257	$314,321	$232,936
Net sales growth on a constant currency basis	2.1%	2.1%	2.2%

	Hain Consolidated	North America	International
Net sales - Nine months ended 3/31/20	$1,542,157	$872,834	$669,323
Impact of foreign currency exchange	19,279	764	18,515
Net sales on a constant currency basis - Nine months ended 3/31/20	$1,561,436	$873,598	$687,838

Net sales - Nine months ended 3/31/19	$1,599,301	$911,086	$688,215
Net sales decline on a constant currency basis	(2.4)%	(4.1)%	(0.1)%

Net Sales Growth at Constant Currency and Adjusted for Divestitures and SKU Rationalization

	Hain Consolidated	North America	International
Net sales on a constant currency basis - Three months ended 3/31/20	$558,869	$320,917	$237,952

Net sales - Three months ended 3/31/19	$547,257	$314,321	$232,936
Divestitures	(10,273)	(10,273)	—
SKU rationalization	(10,141)	(9,522)	(619)
Net sales on a constant currency basis adjusted for divestitures and SKU rationalization - Three months ended 3/31/20	$526,843	$294,526	$232,317
Net sales growth on a constant currency basis adjusted for divestitures and SKU rationalization	6.1%	9.0%	2.4%

	Hain Consolidated	North America	International
Net sales on a constant currency basis - Nine months ended 3/31/20	$1,561,436	$873,598	$687,838

Net sales - Nine months ended 3/31/19	$1,599,301	$911,086	$688,215
Divestitures	(19,228)	(19,228)	—
SKU rationalization	(43,422)	(35,550)	(7,872)
Net sales on a constant currency basis adjusted for divestitures and SKU rationalization - Nine months ended 3/31/20	$1,536,651	$856,308	$680,343
Net sales growth on a constant currency basis adjusted for divestitures and SKU rationalization	1.6%	2.0%	1.1%

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales Growth at Constant Currency Continued
(unaudited and in thousands)

Adjusted EBITDA Growth at Constant Currency

	Hain Consolidated	North America	International
Adjusted EBITDA - Three months ended 3/31/20	$60,690	$42,920	$30,927
Impact of foreign currency exchange	880	63	818
Adjusted EBITDA on a constant currency basis - Three months ended 3/31/20	$61,570	$42,983	$31,745

Net sales on a constant currency basis - Three months ended 3/31/20	$558,869	$320,917	$237,952
Adjusted EBITDA growth on a constant currency basis	11.0%	13.4%	13.3%

	Hain Consolidated	North America	International
Adjusted EBITDA - Nine months ended 3/31/20	$137,828	$97,101	$75,787
Impact of foreign currency exchange	2,215	86	2,129
Adjusted EBITDA on a constant currency basis - Nine months ended 3/31/20	$140,043	$97,187	$77,916

Net sales on a constant currency basis - Nine months ended 3/31/20	$1,561,436	$873,598	$687,838
Adjusted EBITDA growth on a constant currency basis	9.0%	11.1%	11.3%

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Segment EBITDA and Adjusted EBITDA
Three Months Ended
(unaudited and in thousands)

North America
	March 31, 2020	March 31, 2019
Operating income	$28,873	$21,358
Depreciation and amortization	4,240	4,246
Long-lived asset impairment	2,303	—
Other	352	765
Productivity and transformation costs	5,000	1,263
SKU rationalization and inventory write-down	1,362	506
Warehouse/manufacturing facility start-up costs	537	3,221
Loss on sale of business	253	—
Plant closure related costs	—	119
Adjusted EBITDA	$42,920	$31,478

International
	March 31, 2020	March 31, 2019
Operating income	$18,660	$19,883
Depreciation and amortization	7,993	7,699
Long-lived asset impairment	3,571	—
Other	(238)	315
Productivity and transformation costs	941	897
Plant closure related costs	—	78
Adjusted EBITDA	$30,927	$28,872

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Segment EBITDA and Adjusted EBITDA
Nine Months Ended
(unaudited and in thousands)

North America
	March 31, 2020	March 31, 2019
Operating income	$64,067	$35,427
Depreciation and amortization	12,789	12,790
Long-lived asset impairment	2,303	1,503
Other	180	1,330
Productivity and transformation costs	7,500	4,784
SKU rationalization and inventory write-down	5,099	2,036
Warehouse/manufacturing facility start-up costs	3,055	9,528
Loss on sale of business	2,036	—
Plant closure related costs	72	1,079
Adjusted EBITDA	$97,101	$68,477

International
	March 31, 2020	March 31, 2019
Operating Income	$40,666	$40,696
Depreciation and amortization	24,258	23,373
Long-lived asset impairment	3,571	4,305
Other	562	343
Productivity and transformation costs	4,269	4,099
Plant closure related costs	2,282	2,409
SKU rationalization and inventory write-down	179	—
Litigation and related expenses	—	19
Adjusted EBITDA	$75,787	$75,244

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com